EXHIBIT 10.8

                                   ADDENDUM TO
                              ACQUISITION AGREEMENT

                  This Addendum to that Acquisition Agreement of July 1, 2005 (together with Exhibits and Addenda, the "Agreement") is made by and between Bronco Hazelton Co., an Indiana corporation (the "Acquiring Corporation"); White River Coal, Inc., an Indiana corporation ("WRC"); Blankenberger Brothers Holdings, LLC, Hoosier King Coal Company, members of Hazleton Mining, LLC, an Indiana limited liability company ("HML"); Blankenberger Brothers Holdings, LLC and Black Rush Mining, LLC, members of Hazleton Wash Plant, LLC, an Indiana limited liability company ("HWP") (Collectively White River Coal, Inc., Hazleton Mining, LLC and Hazleton Wash Plant, LLC are referred to as "Target".). This addendum shall be effective as of August 16, 2005.

         A. WHEREAS the parties listed above have entered into an Acquisition Agreement dated July 1, 2005 whereby the stockholders and members of Target agreed to sell to Acquiring Corporation the Target including improvements, mineral and mining rights and personal property including the "HAZLETON COAL MINE" the scope of such assets to be sold being completely identified in the Agreement; and

         B. WHEREAS the Parties desire to clarify certain issues related to the Agreements.

         In consideration of the foregoing, the covenants and agreements of the parties and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree:

         1. EXTENSION OF CLOSING. Section 8.1 of the Acquisition Agreement shall be amended as follows: The Closing shall occur no later than September 19, 2005, unless further extended by mutual written consent of all parties to this Agreement. Additionally, at the option of Acquiring Corporation, the Closing may be extended to October 1, 2005 by giving written notice to Target along with an additional non-refundable earnest money deposit of $500,000 to First American Bank account no. 26010202016 on or before September 15, 2005. At Closing the $500,000 earnest money deposit shall be applied to the Acquiring Company's Acquisition payment for Target. In the event that Closing does not occur Acquiring Company forfeits its rights to the $500,000 earnest money deposit and no refund, debt, or repayment related to the $500,000 earnest money deposit shall be owed to Acquiring Corporation by Target or any of its stockholders or members.

         2. REBUILD OF CONTINUOUS MINER. Acquiring Corporation shall pay to HML no later than August 17, 2005 the non-refundable sum of $481,000 such amount to be utilized by HML to rebuild a Joy 14CM15 serial no. JM4709, machine no. ZJM2 continuous miner ("Continuous Miner") used at the Hazleton Mine. Upon Closing, such rebuilt Continuous Miner shall belong to Acquiring Corporation through its acquisition of HML. In the event that Closing does not occur, the Continuous Miner shall continue to belong to HML, and no refund, debt, or repayment related to the $481,000 shall be owed to Acquiring Corporation by Target or any of its stockholders or members.

3. Section 2.05 of the Acquisition Agreement shall be deleted in its entirety and amended as follows: 2.05. NO VIOLATION. Except as disclosed in the Target Disclosure Schedules, either the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of the bylaws or operating agreements of Target, (b) violate, or be in conflict with, or constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or cause or permit the acceleration of the maturity of any debt, obligation, contract, commitment or other agreement to which Target is a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrance or charge of any kind upon any property or assets of Target under any debt, obligation, contract, agreement or commitment to which Target is a party or by which Target is bound, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

4. Nothing herein shall otherwise invalidate the Acquisition Agreement. The Acquisition Agreement shall remain in force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ACQUIRING CORPORATION:                      HAZLETON MINING, LLC
BRONCO HAZELTON CO.
                                            MEMBERS:

By: /s/ Dan Baker,                          By:  /s/ Donald Blankenberger
         President,                         Blankenberger Brothers Holdings, LLC
                                            Donnie Blankenberger, Member

Attest:  /s/ Dan Baker,                     By: /s/ John Brandt, President
         Secretary                          Hoosier King Coal Company


WHITE RIVER COAL, INC.                               HAZLETON WASH PLANT, LLC

STOCKHOLDERS:                                        MEMBERS:
--------------------------------------------

By:  /s/ Patrick Blanenberger               By: /s/ Donald Blankenberger
                                            Blankenberger Brothers Holdings, LLC
By: /s/ Rick J. Blankenberger               Donnie Blankenberger, Member

By: /s/ David M. Blankenberger              By:/s/  John Brandt,
                                            Black Rush Mining, LLC
By: /s/ Donald Blankenberger                John Brandt, President



                               SECOND ADDENDUM TO
                              ACQUISITION AGREEMENT

                  This second addendum to that Acquisition Agreement of July 1, 2005 (together with Exhibits and Addenda, the "Agreement") is made by and between Bronco Hazelton Co., an Indiana corporation (the "Acquiring Corporation"); White River Coal, Inc., an Indiana corporation ("WRC"); Blankenberger Brothers Holdings, LLC, Hoosier King Coal Company, members of Hazleton Mining, LLC, an Indiana limited liability company ("HML"); Blankenberger Brothers Holdings, LLC and Black Rush Mining, LLC, members of
Hazleton Wash Plant, LLC, an Indiana limited liability company ("HWP") (Collectively White River Coal, Inc., Hazleton Mining, LLC and Hazleton Wash Plant, LLC are referred to as "Target".). This addendum shall be effective as of September 14, 2005.

         WHEREAS the parties listed above have entered into an Agreement dated July 1, 2005 whereby the stockholders and members of Target agreed to sell to Acquiring Corporation the Target including improvements, mineral and mining rights and personal property including the "HAZLETON COAL MINE" the scope of such assets to be sold being completely identified in the Agreement; and

         WHEREAS the parties desire to amend certain issues related to the Agreements.

         NOW THEREFORE, in consideration of the foregoing, the covenants and agreements of the parties and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.  AGREEMENT   PARAGRAPH  2.22(I).   Paragraph  2.22(i)  relating  to  Target's
obligation to layoff, terminate or transfer all Target employees shall be deleted in its entirety.

         Nothing herein shall otherwise invalidate the Acquisition Agreement. The Acquisition Agreement shall remain in force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ACQUIRING CORPORATION:                      HAZLETON MINING, LLC
BRONCO HAZELTON CO.
                                            MEMBERS:

By: /s/ Dan Baker,                          By:  /s/ Donald Blankenberger
         President,                         Blankenberger Brothers Holdings, LLC
                                            Donnie Blankenberger, Member

Attest:  /s/ Dan Baker,                     By: /s/ John Brandt, President
         Secretary                          Hoosier King Coal Company


WHITE RIVER COAL, INC.                               HAZLETON WASH PLANT, LLC

STOCKHOLDERS:                                        MEMBERS:
--------------------------------------------

By:  /s/ Patrick Blanenberger               By: /s/ Donald Blankenberger
                                            Blankenberger Brothers Holdings, LLC
By: /s/ Rick J. Blankenberger               Donnie Blankenberger, Member

By: /s/ David M. Blankenberger              By:/s/  John Brandt,
                                            Black Rush Mining, LLC
By: /s/ Donald Blankenberger                John Brandt, President



                                THIRD ADDENDUM TO
                              ACQUISITION AGREEMENT

                  This Third Addendum to that Acquisition Agreement of July 1, 2005 (together with Exhibits and Addendum one and two, the "Agreement") is made by and between Bronco Hazelton Co., an Indiana corporation (the "Acquiring Corporation"); the stockholders of White River Coal, Inc., an Indiana corporation ("WRC"); Blankenberger Brothers Holdings, LLC, Hoosier King Coal Company, members of Hazleton Mining, LLC, an Indiana limited liability company ("HML"); Blankenberger Brothers Holdings, LLC and Black Rush Mining, LLC, members of Hazleton Wash Plant, LLC, an Indiana limited liability company ("HWP") (Collectively White River Coal, Inc., Hazleton Mining, LLC and Hazleton Wash Plant, LLC are referred to as "Target"). This addendum shall be effective as of Sept. 15, 2005.

         A. WHEREAS the parties listed above have entered into an Acquisition Agreement dated July 1, 2005 whereby the stockholders and members of Target agreed to sell to Acquiring Corporation the Target including improvements, mineral and mining rights and personal property including the "HAZLETON COAL MINE" the scope of such assets to be sold being completely identified in the Agreement; and

         B. WHEREAS the Parties desire to clarify certain issues related to the Agreements.

         In consideration of the foregoing, the covenants and agreements of the parties and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree:

         1. EXTENSION OF CLOSING. Section 8.1 of the Acquisition Agreement, as amended by Addendum One dated August 16, 2005 shall be amended as follows: The Closing shall occur no later than September 27, 2005. If the Closing does not occur on or before September 27, 2005, Acquiring Corporation shall be required to deposit an additional non-refundable earnest money deposit of $500,000 to First American Bank account no. 26010202016 on or before September 27, 2005. In the event that Closing does not occur Acquiring Company forfeits its rights to the $500,000 earnest money deposit and no refund, debt, or repayment related to the $500,000 earnest money deposit shall be owed to Acquiring Corporation by Target or any of its stockholders or members. If by mutual written consent of the Parties the Closing date is extended beyond September 27th and such Closing does occur within a reasonable period of time as negotiated by the Parties the $500,000 earnest money deposit shall then be applied to the Acquiring Company's Acquisition payment for Target.

2. Nothing herein shall otherwise invalidate the Acquisition Agreement. The Acquisition Agreement shall remain in force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ACQUIRING CORPORATION:                      HAZLETON MINING, LLC
BRONCO HAZELTON CO.
                                            MEMBERS:

By: /s/ Dan Baker,                          By:  /s/ Donald Blankenberger
         President,                         Blankenberger Brothers Holdings, LLC
                                            Donnie Blankenberger, Member

Attest:  /s/ Dan Baker,                     By: /s/ John Brandt, President
         Secretary                          Hoosier King Coal Company


WHITE RIVER COAL, INC.                               HAZLETON WASH PLANT, LLC

STOCKHOLDERS:                                        MEMBERS:
--------------------------------------------

By:  /s/ Patrick Blanenberger               By: /s/ Donald Blankenberger
                                            Blankenberger Brothers Holdings, LLC
By: /s/ Rick J. Blankenberger               Donnie Blankenberger, Member

By: /s/ David M. Blankenberger              By:/s/  John Brandt,
                                            Black Rush Mining, LLC
By: /s/ Donald Blankenberger                John Brandt, President



                               FOURTH ADDENDUM TO
                              ACQUISITION AGREEMENT

         This Fourth Addendum to that Acquisition Agreement of July 1, 2005 (together with Exhibits and Addendums, the "'Agreement'") is made by and between Bronco Hazelton Co., an Indiana corporation (the "Acquiring Corporation'); the stockholders of White River Coal, Inc.. an Indiana corporation ("WRC"); Blankenberger Brothers Holdings, LLC, Hoosier King Coal Company, members of Hazleton Mining, LLC, an Indiana limited liability company ("HML"); Blankenberger Brothers Holdings, LLC and Black Rush Mining, LLC, members of
Hazleton Wash Plant, LLC, an Indiana limited liability company ("HWP") (Collectively White River Coal. Inc., Hazleton Mining, LLC and Hazleton Wash Plant, LLC are referred to as "Target"). This addendum shall be effective as of October 4, 2005.

         A. WHEREAS the parties listed above have entered into an Acquisition Agreement dated July 1, 2005 whereby the stockholders and members of Target agreed to sell to Acquiring Corporation the Target: including improvements, mineral and mining rights and personal property including the "Hazleton Coal Mine" the scope of such assets to be sold being completely identified in the Agreement; and

         B. WHEREAS the Parties desire to clarify certain issues related to the Agreements.

         In consideration of the foregoing, the covenants and agreements of the parties and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree:

         1. EXTENSION OF CLOSING. Section 8.1 of the Acquisition Agreement, as amended, shall be amended as follows: Acquiring Corporation shall deposit the non-refundable earnest money deposit of $500,000 to First American Bank account no. 26010202016 on Tuesday October 11, 2005 by 4:00 P.M. Central Standard Time which amount was due pursuant to the Third Addendum on or before September 27, 2005. In the event that Closing does not occur Acquiring Company forfeits its rights to the $500,000 earnest money deposit and no refund, debt, or repayment related to the $500,000 earnest money deposit shall be owed to Acquiring Corporation by Target or any of its stockholders or members. Closing shall occur on October 21, 2005. If by mutual written consent of the Parties the Closing date is extended beyond October 21, 2005 and such Closing does occur within a reasonable period of time as negotiated by the Parties the $500,000 earnest money deposit shall then be applied to the Acquiring Corporation's Acquisition payment for Target subject to the terms and conditions of this Fourth Addendum to the Acquisition Agreement.

         2. Acquiring Corporation shall assist Target in meeting its related account payables and operating expenses for the period of October 7th until October 21st in an amount up to $750,000. To that end, Acquiring Corporation agrees that it will loan to Hazleton Mine LLC up to $750,000 for normal and customary accounts payable and operating expenses that are owing and due during that period. Acquiring Corporation shall wire to Hazleton Mining, LLC's operating account the first loan disbursement of $400,000 on or before October 13, 2005. Acquiring Corporation shall wire to Hazleton Mining, LLC's operating account the second loan disbursement of $350,000 upon request by Target no sooner than October 17, 2005, in no more than two business days after the request is made. In the event of Closing, such loan amount shall then be applied against the disclosed listed payable deficit identified by Target Corporation pursuant to Section 1.05 of the Acquisition Agreement. In the event that the Closing does not occur then the loan shall be due and payable by Hazleton Mining LLC to Acquiring Corporation within 60 days without any rights of setoff.

         3. The parties acknowledge that prior to October 7, 2005, the Acquiring Corporation made a $250,000 earnest money deposit. Section 8.1 of the Acquisition Agreement is further amended as follows: The $250,000 Earnest Money deposit and the $500,000 earnest money deposit now due on October 11, 2005 by 4:00 P.M. Central Standard Time may, at the discretion of Target, be used to satisfy any and all target's operating expenses incurred in the ordinary course of business of Target. The ordinary course of business of Target does not include the payment of any senior debt of the Target. Target shall produce documentation at the time of Closing to identify the amounts and expenses paid by any draws from the earnest money deposits made between the effective date of this Fourth Addendum to the Acquisition Agreement and date of Closing. In the event that Target draws down the earnest money to meet its normal operating expenses incurred in the ordinary course of business because Acquiring Corporation either does not make or otherwise does not make timely payments pursuant to paragraph 2 herein, then such payments made by Acquiring Corporation pursuant to paragraph 2 herein shall be used to replenish the earnest money.

         4. As an express condition precedent to the effectiveness of this Fourth Addendum to the Acquisition Agreement, Acquiring Corporation shall wire transfer the $500,000 by 4:00 P.M.. Central Standard Time October 11, 2005 pursuant to Paragraph 1 herein. If the $500,000 is not wire transferred and received by Target by 4:00 P.M. Central Standard Time on October 11, 2005, then all the terms and conditions of this Fourth Addendum to the Acquisition Agreement shall be void and unenforceable. The Acquisition Agreement shall nevertheless, in such an event of the failure by Target to receive the wire transfer of $500,000 by 4:00 P.M. Central Standard Time on October 11, 2005, be enforceable through the Third Addendum to the Acquisition Agreement.

         5. Each Party has the power and authority, and the legal right, to make, deliver and perform the Acquisition Agreement, as amended, to which it is a party. Each Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Acquisition Agreement documents to which it is a party. Nothing herein shall otherwise invalidate the Acquisition Agreement. The Acquisition Agreement shall remain in force and effect.
         6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall but constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed the day and year first above written.

ACQUIRING CORPORATION:                      HAZLETON MINING, LLC
BRONCO HAZELTON CO.
                                                      MEMBERS:

By: /s/ Dan Baker,                          By:  /s/ Donald Blankenberger
         President,                         Blankenberger Brothers Holdings, LLC
                                            Donnie Blankenberger, Member

Attest:  /s/ Dan Baker,                     By: /s/ John Brandt, President
         Secretary                          Hoosier King Coal Company


WHITE RIVER COAL, INC.                               HAZLETON WASH PLANT, LLC

STOCKHOLDERS:                                        MEMBERS:
--------------------------------------------

By:  /s/ Patrick Blanenberger               By: /s/ Donald Blankenberger
                                            Blankenberger Brothers Holdings, LLC
By: /s/ Rick J. Blankenberger               Donnie Blankenberger, Member

By: /s/ David M. Blankenberger              By:/s/  John Brandt,
                                            Black Rush Mining, LLC
By: /s/ Donald Blankenberger                John Brandt, President


                                FIFTH ADDENDUM TO
                              ACQUISITION AGREEMENT

         This Fifth Addendum to that Acquisition Agreement of July 1, 2005 (together with Exhibits and Addendums, the "'Agreement'") is made by and between Bronco Hazelton Co., an Indiana corporation (the "Acquiring Corporation'); the stockholders of White River Coal, Inc.. an Indiana corporation ("WRC"); Blankenberger Brothers Holdings, LLC, Hoosier King Coal Company, members of Hazleton Mining, LLC, an Indiana limited liability company ("HML"); Blankenberger Brothers Holdings, LLC and Black Rush Mining, LLC, members of
Hazleton Wash Plant, LLC, an Indiana limited liability company ("HWP") (Collectively White River Coal. Inc., Hazleton Mining, LLC and Hazleton Wash Plant, LLC are referred to as "Target"). This addendum shall be effective as of November 7, 2005.

         A. WHEREAS the parties listed above have entered into an Acquisition Agreement dated July 1, 2005 whereby the stockholders and members of Target agreed to sell to Acquiring Corporation the Target: including improvements, mineral and mining rights and personal property including the "Hazleton Coal Mine" the scope of such assets to be sold being completely identified in the Agreement; and

         B. WHEREAS the Parties desire to clarify certain issues related to the Agreements.

         In consideration of the foregoing, the covenants and agreements of the parties and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree:

         1. EXTENSION OF CLOSING. Section 8.1 of the Acquisition Agreement, as amended, shall be amended as follows: Closing shall occur on or before November 15, 2005. Acquiring Corporation shall assist Target in meeting its related account payables and operating expenses for the period of October 31, 2005 until November 15, 2005 in the amount of $750,000. To that end, Acquiring Corporation agrees that it will loan to Hazleton Mine LLC $750,000 for normal and customary accounts payable and operating expenses that are owing and due during that period. Acquiring Corporation shall wire to Hazleton Mining, LLC's operating account the loan disbursement of $750,000 on or before November 9, 2005. In the event Acquiring Corporation fails to wire transfer the $750,000 by 5:00 pm. central daylight savings time on November 9 as required, then this 5th Addendum to the Acquisition Agreement shall be null and void and without effect. In the event of Closing, such loan amount shall then be applied against the disclosed listed payable deficit identified by Target Corporation pursuant to Section 1.05 of the Acquisition Agreement. In the event that the Closing does not occur then the loan shall be due and payable by Hazleton Mining LLC to Acquiring Corporation within 60 days without any rights of setoff.

         2. REPLENISHMENT OF EARNEST MONEY. The parties acknowledge that prior to October 7, 2005, the Acquiring Corporation made a $250,000 earnest money deposit, and that on or about October 11, 2005, made an additional $500,000 earnest money deposit. Pursuant to the Fourth Addendum to the Acquisition Agreement as executed by the parties, Target, at its discretion, had the ability to and did utilize the $750,000 earnest money deposit to meet its related accounts payable and operating expenses incurred in the ordinary course of business of Target. The parties further acknowledge that pursuant to the Fourth Addendum to the Acquisition Agreement, Acquiring Corporation was to wire to Hazleton Mining, LLC's operating account a first loan disbursement of $400,000 on or before October 13, 2005, and a second loan disbursement of $350,000 no more than two business days after request by Target, said request having been made by target on October 17, 2005. In the event that Target drew down the earnest money to meet its normal operating expenses incurred in the ordinary course of business, the total loan disbursement of $750,000 as provided by the Fourth Addendum was to be used to replenish the earnest money. As Acquiring Corporation has made neither the first loan disbursement nor the second loan disbursement as required by the Fourth Addendum, the total past due loan disbursement of $750,000 shall now be paid by Acquiring Corporation as a replenishment of earnest money at Closing.

         3. Section 1.03b of the Acquisition Agreement, as amended, shall be amended to read as follows: "1.03B. ROYALTY BUYOUT. Within 180 days after Closing, either Acquiring Corporation or Target Members may elect a buyout of the Overriding Royalty Interest from target Members for a price of Five Million US Dollars ($5,000,000.00) (the "Purchase Price"). In the event of such an election at Closing, Acquiring Corporation shall pay the sum of Two Million US Dollars ($2,000,000.00) to HML's Members at Closing, and Bronco Coal Company shall execute a promissory note in favor of HML's Members in the sum of Three Million US Dollars ($3,000,000.00) (the "Purchase Note"), representing the total Purchase Price of the Overriding Royalty Interest. The Purchase Note shall bear interest at eight per cent (8%) per annum compounded monthly from the date of Closing and continuing for the life of the Purchase Note. The Promissory Note shall have a first payment due on the first anniversary of the Closing of One Million Five Hundred Thousand US Dollars ($1,500,000.00) plus all then compounded interest, and a second and final payment of the balance due and payable on the second anniversary date of the Closing. Bronco Coal Company shall furnish HML's Members a security interest in the Columbia mine property, in Carbon County, Utah as described in Appendix B attached hereto. The security interest in the Columbia mine shall be subordinate third position security interest, in the form of a Third Deed of Trust attached hereto as Exhibit C. Any and all overriding royalty payments made by Acquiring Corporation to HML's Members shall reduce the amount of any Purchase Note and interest due hereunder. If the Royalty Buyout election is made, the Purchase Note shall be executed at Closing in the form of Appendix D attached hereto.

         4. On or by Closing, or at the latest, within sixty (60) days after Closing, Acquiring Corporation shall secure a complete release of all obligations of Lafayette Coal Company with respect to the Kentucky Utilities ("KU"), American Electric Power ("AEP") and PSI Energy Inc. "PSI") coal supply agreements, including but not limited to any related agreements, such as the Mt. Vernon Transfer Terminal, LLC and CSX Transportation, Inc. contracts (the "TRANSPORTATION CONTRACTS"), or any other related transportation or loading agreement. In the event that any claim is asserted by any person against Lafayette Coal Company, its members, shareholders, officers or directors "("Lafayette") with respect to any of the preceding coal supply, sales Transportation or related contracts, Acquiring Corporation and any subsidiary, successor or assign shall indemnify, save, defend and hold harmless Lafayette from and against any and all such claims. Lafayette shall have the right to select and retain the attorneys who will defend Lafayette. Acquiring Corporation and any subsidiary, successor or assign shall pay the statements for legal services submitted by the attorneys selected by Lafayette, and any and all reasonable and necessary costs for the defense of any claim brought against Lafayette pursuant to this paragraph. All statements of legal services and costs of defense shall be paid within 30 days after submission.

         5. Each Party has the power and authority, and the legal right, to make, deliver and perform the Acquisition Agreement, as amended, to which it is a party. Each Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Acquisition Agreement documents to which it is a party.

         6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall but constitute one and the same instrument.

ACQUIRING CORPORATION:                      HAZLETON MINING, LLC
BRONCO HAZELTON CO.
                                                              MEMBERS:

By: /s/ Dan Baker,                          By:  /s/ Donald Blankenberger
         President,                         Blankenberger Brothers Holdings, LLC
                                            Donnie Blankenberger, Member

Attest:  /s/ Dan Baker,                     By: /s/ John Brandt, President
         Secretary                          Hoosier King Coal Company


WHITE RIVER COAL, INC.                      HAZLETON WASH PLANT, LLC

STOCKHOLDERS:                                        MEMBERS:
--------------------------------------------

By:  /s/ Patrick Blanenberger               By: /s/ Donald Blankenberger
                                            Blankenberger Brothers Holdings, LLC
By: /s/ Rick J. Blankenberger               Donnie Blankenberger, Member

By: /s/ David M. Blankenberger              By:/s/  John Brandt,
                                            Black Rush Mining, LLC
By: /s/ Donald Blankenberger                John Brandt, President